Breakthrough Therapeutics for Stress-Related Neuropsychiatric Disorders

Corporate Overview

April 2021

Cautionary Statements

This presentation has been prepared by Protagenic Therapeutics, Inc. (the "Company") solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not propose to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the presentation and any other information provided by or on behalf of the Company. This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation. Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information and has not independently verified such information.

This presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms "believe," "estimate," "project," "anticipate," "expect," "seek," "predict," "continue," "possible," "intend," "may," "might," "will," "could," would" or "should" or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our product candidates, clinical development pathway, research, commercialization objectives, prospects, strategies and the industry in which we operate. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will be achieved. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. A number of important factors could cause our actual results to differ materially from those indicated in these forward-looking statements, including the risk factors described under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission.

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Corporate Highlights

- ✓ Strong safety/efficacy signal in all relevant preclinical models
- ✓ Phase I/IIa clinical study anticipated to be underway by 3Q 2021 by leading psychiatrist Dr. Maurizio Fava (Psychiatrist-in-Chief at MGH)
- ✓ Potential Candidate for Breakthrough Designation by the FDA and put on an accelerated approval pathway based on COVID smell/taste trials as well as differentiated safety/efficacy profile in major psychiatric disorders
- ✓ Target market size of ~$20bn for lead candidate PT00114
- ✓ Clinical development pathway to potentially test 5 indications simultaneously with expected data by year end
- ✓ Robust platform technology with novel mechanism of action in Neuronal Biology
- ✓ IP coverage across Methods of Use and Formulation patents; further IP potential from follow-on compounds within the broader TCAP family targeting multiple stress driven psychiatric and neurological disorders

Stress Related Disorders are Rapidly Growing
Current Pharmacotherapies have suboptimal efficacy and have toxicities

Depression	Anxiety	PTSD	Drug & Alcohol Addiction
19 Million Americans	9 Million Americans	11 Million Americans	20 Million Americans
50% treated	43% treated[3]	Only 2 approved drugs	Only Available drugs target opioid receptor
45% do not respond to 1st or 2nd line treatment[2]	40% do not respond to SSRI or benzodiazapine[4]	70% do not respond to SSRI or SNRI[6]	50% experience chronic or relapsing disease[7]
~4 Million treatment resistant depression	**~1.5 Million treatment resistant anxiety**	**~7 Million treatment resistant PTSD**	**~10 Million chronic substance use disorder**

1) 2019 National Survey on Drug Use and Health, 2) Am J Psychiatry. 2006 Nov;163(11):1905-17. 3) Anxiety and Depression Association of America, 4) Lancet. 2019 Feb 23;393(10173):768-777. 5) Soc Psychiatry Epidemiol. 2016 Aug;51(8):1137-48. 6) Drugs. 2004;64(4):383-404. 7) J Stud Alcohol. 1992 Mar;53(2):142-53.

The Stress Feedback Loop

- A person with past trauma or a history of substance abuse is more prone or sensitive to stress, which commences a vicious cycle
- When met with a stressor, this causes brain impairment, and physical & emotional harm
- This stress is causative of many neurobiological and psychiatric diseases


STRESS LEVEL
PSYCHOLOGICAL & PHYSIOLOGICAL HARM

The only way to break this loop is to counteract stress overdrive in brain signaling
TCAP works to counteract this Stress Feedback Loop at the cellular level in the brain

TCAP is the body's natural regulator of stress response, breaking the vicious cycle of stress overdrive

TCAP restores stress response in the brain to **healthy levels**



Taps into a biological system that has **evolved over millions of years** across species

Works on a **newly-discovered receptor system** in the brain responsible for stress regulation

Reduces key stress responses, both prior to a stressor (as a preventative) and after (as a therapeutic)

NO safety issues observed in animal studies at 50x doses than expected for humans; **NO loss of motor function**

Stress Signaling and TCAP's Mechanism of Action

1 A stress signal increases levels of brain hormones CRF and AVP, these hormones are associated with increased anxiety, disrupted sleep, overall dysphoria, and key CNS-related symptoms[1]

2 Additionally, these hormones trigger the release of ACTH[2], which initiates the release of Cortisol, a steroid hormone often referred to as the "Stress Hormone"

3 This stress hormone response contributes to a host of physical changes in the body, including:

- High Blood Pressure
- Skin Ailments
- Weight Gain
- Dietary Abnormalities



1
Hypothalamus
Pituitary
2
Adrenal Gland
3
Kidney
Blood Vessel

- TCAP acts as a "brake" in this stress response system, dampening the signaling of CRF and AVP
- Efficacy is enhanced when a stressor from the environment is introduced
- This reduces the large, rapid swings in Cortisol that contribute to the negative behavioral and physical repercussions of stress
- Cortisol levels are observable in the blood and in saliva
- Protagenic will use Cortisol as an observable biomarker in clinical studies to prove efficacy of TCAP as an important biomarker

[1]CRF = Corticotropin Release Factor; AVP = Arginine Vasopressin
[2]ACTH = Adrenocorticotropic hormone

TCAP Reverses or Prevents Stress-Induced Disorders in Relevant Models

Extensive Pharmacological Experiments with PT00114 Corroborate its Activity

- TCAP leads to increases in activity of the neuronal circuitry implicated in depression, **demonstrated by increases in the utilization of glucose, a surrogate for cell activity**
- **Stress and the associated rise in Corticotropin Release Factor (CRF) have been reported to cause loss of synapses in animal models**
- TCAP **stabilizes dendritic spines in cell cultures**
- **TCAP activity is long lasting**: pharmacological actions of TCAP persist for weeks, **producing lasting changes in neuronal function by changing patterns of gene expression**, thus creating long lasting and stable changes in neuronal function


Saline
TCAP-1
3 h

Increase in activity in neural regions (as indicated by red/orange areas) within 3 hours of a single dose)


Saline
TCAP

Significant increase in dendritic spine density in hippocampal regions
(higher density = greater neuron signaling capacity, energy use)

TCAP as a platform technology in Neuronal Health

TCAP has the potential to preserve, protect, and repair nerve circuits, making it a possible treatment for not only neuropsychiatric disorders but also neurodegenerative diseases

- TCAP has been shown to be active in the regulation of cell proliferation and neuronal remodeling
- Synaptic disfunction and physiological changes to synapse structure are features of major disorders of the Central Nervous System, including Alzheimer's and Parkinson's Disease
- The role of teneurins in neuronal connectivity is well established and published in peer reviewed journals
- Loss of olfactory performance (sense of smell) is a symptom is a symptom of several CNS disorders, and is also implicated in SARS-Cov-2 infection




Olfactory bulb
Olfactory tract
Cribriform plate
Olfactory nerves
Nasal cavity

(1) https://pubmed.ncbi.nlm.nih.gov/27040985/

PT00114 Has Demonstrated Profound Efficacy and Safety in Extensive Preclinical Models of Stress-Related Disorders

Efficacy

- Multiple preclinical animal studies conducted in a range of stress-induced behavioral distortions using objective behavioral and biochemical biomarkers
- Administration of PT00114 results in reproducible, dose-dependent reversal of depression, stress-exacerbated anxiety, excessive startle, drug seeking, and opioid withdrawal
- Studies show both immediate (within three hours of first dose) and long lasting (up to 21 days after a dose) efficacy in pre-treatment and rescue models
- PT00114 crosses the blood-brain barrier after subcutaneous, buccal, and intranasal administration
- Target specificity confirmed through receptor gene knock-down experiments

Safety

- Preclinical safety data for PT00114 demonstrates a robust profile in both rats and non-human primates
- No significant adverse effects seen at doses at least 50-fold higher than anticipated human clinical exposures, including no evidence of sedation or dependence

Saelens Test: Significant Reduction in Opioid Withdrawal Symptoms and Harmful Behavioral Response With Subcu-Administered PT00114



https://vimeo.com/516374380

- The Saelens Test is a standard animal model of Drug Withdrawal Response, whereby mice are addicted to an opioid (Morphine in this experiment), and after several days, withdrawal is induced by administering Narcan (an opioid blocker)
- This sends the mice into a severe state of stress and dysphoria
- Effects of PT00114 are long-lasting and potent (a single 1-10 nmole/kg dose administered subcutaneously lasts up to one week in rodent model)
- In this video, the TCAP-treated mouse is on the left, with the control (untreated) mouse on the right
- The TCAP-treated mouse was administered TCAP prior to being addicted to the opioid (a measure of TCAPs prophylactic potential)

PT00114's Potential Advantages Over Marketed Psychiatric Therapies are Numerous

Based on Observed Pharmacology Data and Preclinically Corroborated Mechanism of Action

- Naturally crosses the blood brain barrier
- Rapid onset of action in animal anxiety and depression models as compared with other TRD drugs
- Effects are long-lasting and potent (single 1-10 nmole/kg lasts up to one week)
- Rapidly cleared; its "half-life" is 5-10min intravenously (IV) and 20-30mins subcutaneously (SC)
- A naturally modified peptide and expected to avoid common liver toxicities
- Is stable when in lyophilized form, making its delivery in an oral or nasal formulation feasible
- Manufactured by solid phase chemistry → less expensive than other TRD drugs
- No evidence of dependency

Phase I/II Trial in 1H 2021 Advancing with Clinical and Operational Leaders



Maurizio Fava, MD
Psychiatrist-In-Chief, Department of Psychiatry
Director, Division of Clinical Research
Massachusetts General Hospital/Harvard Medical School



Michael Murphy, MD, PhD
Chief Medical and Scientific Officer at WCT
Editor for American Health and Drug Benefits™
Center for Experimental Pharmacology and Therapeutics, Harvard-MIT

Double-Blind Study of PT00114 In Major Indications

Sequential dose escalation with cohort replication for dose & biologic activity in:

1. Major Depressive Disorder (MDD) who have suboptimal response to or poorly tolerated two prior SSRIs / SNRIs
2. Generalized Anxiety Disorder (GAD) who have suboptimal response to or poorly tolerated two prior SSRIs /SNRIs
3. Addiction Withdrawal Disorder (AWD) who are on treatment with Suboxone and have suboptimal response
4. Post-Traumatic Stress Disorder (PTSD) who have suboptimal response to or intolerance of sertraline and paroxetine

Max 28-day exposure for all subjects in the study (40-50 total subjects)

Biomarker signatures into study readouts (e.g., salivary cortisol pre and post); potential to include psychophysiology markers (e.g., bracelet measurement and skin conductance, high-rate variability)

WORLDWIDE CLINICAL TRIALS

MASSACHUSETTS GENERAL HOSPITAL

Phase I/II Trial Cohort 1: Normal Volunteers (NV)



Screening
Day -21 to -1
Baseline
V1
Day 0
V2
Day 1
V3
Day 7
V4
Day 8
V5
Day 14
V6
Day 15
V7
Day 21
48 hour in-patient stay
48 hour in-patient stay
48 hour in-patient stay
2 Placebo
6 active
Low dose
One week Washout
2 Placebo Same subjects
6 active (same subjects)
Middle dose
One week Washout
2 Placebo Same subjects
6 active (same subjects)
High dose
One week Washout
Follow-up visit

Date Range: Early June – Early July 2021

Phase I/II Trial Cohorts 2 – 5: MDD, GAD, and PTSD



Low dose
MDD- (3:1)
GAD- (3:1)
L L L P
PTSD- (3:1)
Each subject 28 days treatment
Play the winner
Cohort 2
Mid dose
A- (5:1)
B- (3:1)
M P
C- (1:1)
Each subject 28 days treatment
Play the winner
Cohort 2 and 3

Date Range Mid July – Mid August

Date Range: Late August to Late September



Cohort 4
H H H H H P
A- (5:1)
High dose
H H H P
B- (3:1)
H P
C- (1:1)
Each subject 28 days treatment
Play the winner
Cohort 2, 3, and 4
Cohort 5
High dose
H H H H H H H H H P P P
A- (9:3)
Each subject 28 days treatment

Date Range: Early October to Early November

Date Range: Mid November to Mid December

PTIX Owns Worldwide Exclusive Rights to Commercialize TCAP; Current Patent Estate Across Six Families of COM & Methods of Use Patents

Patent Family	Title	Initial Patent Term
1	Teneurin C-Terminal Associated Peptides (TCAP) and Methods and Uses Thereof	May 2, 2023
2	A Method of Regulating Neurite Growth	May 2, 2023
3	Method for Modulating Insulin-Independent Glucose Transport Using Teneurin C-Terminal Associated Peptide (TCAP)	July 21, 2035
4	Compositions, Methods and Uses for Enhancing Muscle Function	Sept. 26, 2037
5	Compositions, Methods and Uses for Treating Post-Traumatic Stress Disorder	October 12, 2038
6	Compositions, Methods and Uses for Treating Opioid Addiction	March 13, 2039

PTIX will benefit from additional market exclusivity through PT00114's regulatory designation as a biologic (12 years in the US, 10 years in EU post-launch)

PTIX's Management Team Has Decades of Combined Experience Building Biopharma Companies From Discovery Through Development



Garo H. Armen, Ph.D.,
Co-Founder, Executive Chairman

- Joined in 2004
- Chairman and CEO of Agenus Inc.
- Former Chairman of Elan Corporation
- Created Armen Partners, a money management firm specializing in biotechnology and pharmaceutical companies
- Architect of Immunex - Lederle merger
- Ellis Island Medal of Honor, Sabin Humanitarian Award, 2002 Ernst & Young New York City Biotechnology Entrepreneur of the Year, Wings of Hope Award
- Ph.D. in physical chemistry from the Graduate Center, City University of New York



Andrew Slee, Ph.D.,
Chief Operating Officer

- Joined in 2016 and over 37 years in the pharmaceutical industry, taken several drugs from inceptions through clinical testing
- Executive at Targanta Therapeutics Corp.
- Head of Microbiology & Preclinical Pharmacology at SelectX Pharmaceuticals
- Prior roles at Enanta Pharmaceuticals and DuPont Pharmaceuticals
- Created and ran VivoSource Laboratories, a Contract Research Organization (CRO)
- Extensive experience and focus on anti-infectives, cancer, CNS, diabetes and inflammatory diseases
- Doctor of Science degree in Microbiology from Syracuse University



Robert B. Stein, M.D., Ph.D.,
Director, Chief Medical Officer

- Joined in 2016
- Over 35 years in the biopharmaceutical industry
- Former President of R&D at Agenus Inc.
- Leads Agenus' Research, Preclinical Development, and Translational Medicine functions
- Pivotal role in bringing to the market Sustiva®, Fablyn®, Viviant®, PanRetin®, TargRetin®, Promacta® and Eliquis®
- Previous executive positions at Ligand Pharmaceuticals, DuPont Merck, Incyte Pharmaceuticals, Roche Palo Alto, and KineMed
- M.D. and Ph.D. in Physiology & Pharmacology from Duke University



Alexander K. Arrow, M.D.,
CFA, Chief Financial Officer

- Joined in 2016
- Chief Financial Officer of Carlsmed, Inc., a spinal implant manufacturer
- Board member at Zelegent, Inc. and Paragonix Technologies
- Previous Executive Roles at Neumedicines, Inc., Biolase, Inc., Circuit Therapeutics, Inc., Arstasis, Inc., Lazard Capital Markets, PLX Systems, Inc., and Wedbush Morgan Securities
- M.D. from Harvard Medical School
- B.A. in Biophysics from Cornell University



Jennifer S. Buell, Ph.D.
Member of Executive Board

- President and COO of Agenus, Inc.
- In recent 4 years, delivered 15 discoveries to clinic and 2 compounds to BLA filing
- Expert in the neurobiology of neuropsychiatric and neurocognitive diseases
- Pivotal role in development of Abilify®, Paxil®, Enbrel®, and Vioxx®
- Leadership roles at Bristol Myers-Squibb, Harvard Clinical, and Worldwide Clinical Trials
- Ph.D. in Cellular and Molecular Biology and MS in Biostatistics from Tufts University in Boston, MA

PTIX's Key Strategic and Tactical Goals Over the Next Eight Quarters Align With Its Transition Into a Clinical-stage Company

- Rapidly advance PT00114 through clinical trials in TRD, GAD, PTSD, and substance use disorder
- Explore efficacy in additional stress-related neuropsychiatric and mood disorders beyond initially targeted indications
- Facilitate long-term growth by building a nimble R&D, operational, clinical and commercial team.
- Develop additional product candidates from the TCAP family to build out a broad pipeline of differentiated assets
- Proactively assess strategic partnership opportunities including in important international markets

*Protagenic Multi-year Pro Forma Annual Spend**

$k	2021	2022	2023
Phase I/IIa Study	$ 1,000	$ 2,000	$ -
Subsequent Clinical Study / Studies	$ -	$ -	$ 7,500
Additional Tox & Pharmacology Studies	$ 643	$ -	$ -
CMC & Formulation Development	$ 1,000	$ 500	$ -
Staffing	$ 583	$ 2,478	$ 3,915
Other OpEx (Legal, Regulatory, etc.)	$ 1,000	$ 1,300	$ 800
Total Capital Uses	**$ 4,225**	**$ 6,278**	**$ 12,215**
Cumulative	*$ 4,225*	*$ 10,504*	*$ 22,719*

Protagenic FY 2021 Pro Forma Spending

$k	FY 2021
Phase I/IIa Study	$ 1,000
Additional Tox & Pharmacology Studies	$ 643
CMC & Formulation Development	$ 1,000
Staffing	$ 583
Other OpEx (Legal, Regulatory, etc.)	$ 1,000
Total Capital Uses	**$ 4,225**

*Capital uses in 2023 predicated on successful Phase I/IIa study, which would warrant further studies and staffing. This information should be read in conjunction with our consolidated financial statements and the related notes included in our Annual Report on Form 10-K including "Management's Discussion and Analysis of Financial Condition and Results of Operations".

PTIX Has Multiple Clinical Development-Related Catalysts Over the Next 12M

Milestone	Date*
IND Filing	Q2 2021
Initiation of Phase I/II study	Q3 2021
Presentation at CNS conference	October 2021
Initial Readout of Phase I/II study	Q4 2021
Final Readout of Phase I/II study	Q1 2022
Plans for subsequent confirmatory/registrational studies (and/or any regulatory designations)	Q1/Q2 2022

*Timing of milestones is subject to change and there can be no assurance the Company will reach the milestones indicated by the timeline

Public Comparable Companies – Neuropsychiatric / Neurodegenerative

Logo	Name	Market Cap ($M)	Lead Candidate	Phase
	AC Immune SA (NasdaqGM:ACIU)	614.7	Crenezumab	2
	Adamas Pharmaceuticals, Inc. (NasdaqGM:ADMS)	167.4	ADS-5102	3
	Anavex Life Sciences Corp. (NasdaqCM:AVXL)	871.4	ANAVEX 2-73	3
	Cassava Sciences, Inc. (NasdaqCM:SAVA)	2,223.8	PTI-125	2
	Catalyst Pharmaceuticals, Inc. (NasdaqCM:CPRX)	449.8	LEMS	Approved
	Denali Therapeutics Inc. (NasdaqGS:DNLI)	7,828.3	DNL201/DNL151	1
	Minerva Neurosciences, Inc. (NasdaqGM:NERV)	153.2	Roluperidone	3
	Relmada Therapeutics, Inc. (NasdaqGS:RLMD)	572.8	D-Methadone	2

Source: S&P Capital IQ as of February 22, 2021

TCAP is a Platform With Potential to Deliver Therapeutic Impact to Millions of Patients With Unmet Need Globally

Acts through the body's intrinsic mechanism to regulate stress

- Compelling preclinical data in animal models of Depression, PTSD, Anxiety, and Addiction
- Powerfully addresses voids in treatment options for many diseases growing in societal impact and prevalence
- Clear clinical path in major indications with rapid, objective efficacy and safety readouts
- Seasoned team with deep experience in pharma/biotech industry
- Multiple follow-on TCAP product candidates to build out a broad pipeline of differentiated assets

Thank You

Appendix

PT00114 Alleviates Physical and Emotional Impacts of Addiction, PTSD, and Depression in Animal Models

Observed substantial reduction in behavioral and biochemical impacts of disease with no impact to motor function



Saelens Test (standard animal model of Drug Withdrawal Response)

- Mice are addicted to an opioid, then after two days withdrawal is induced suddenly by administering an opioid blocker
- Mice exhibit severe stress response behavior (jumping in the air uncontrollably)





Open Field Test (standard animal model of PTSD, Anxiety, Stress)

- Mice/rats are stressed by being placed in a tube for several hours, then placed in a box; their movement is observed for 20 minutes
- Mice/rats exhibit stress response behavior (not moving around much, staying near the edges of the box) and show a rise in cortisol levels

Saelens Test: Significant Reduction in Opioid Withdrawal Symptoms and Harmful Behavioral Response With Subcu-Administered PT00114

severe withdrawal symptoms in untreated mouse



# of Jumps per 20 Minutes (average)
80
70
60
50
40
30
20
10
0
8
75
52
25
Control
Untreated
Pfizer CRF-R1
PT00114

Maximal response seen with Pfizer's failed CRF-R1 antagonist

PT00114 treated mice jumped 3x less than the untreated mice

Conducted to measure preventative efficacy (PT00114 administered before getting mouse addicted to opioid) and to measure treatment efficacy (PT00114 administered after mouse was addicted); both produced similar positive results, **suggesting both prophylactic and therapeutic potential of PT00114**

PROTAGENIC THERAPEUTICS

Open Field Test: Substantial Reduction in Stress-Related, Anxious Behavior With No Impact to Motor Function

Motion Traces of Tube Stressed Mice, Day 8



Vehicle (untreated) | *2 Doses PT00114 Intranasal (Days 1 & 2)*

PT00114 treated mice moved freely through field, exhibiting significantly lower stress behavior as compared to vehicle

Low Cortisol levels before mice are stressed

Cortisol Level in Blood



+/-SEM n=12
Corticosterone in Plasma ng/ml
0
20
40
60
80
100
120
140
Vehicle
30nmol/kg
60nmol/kg
125nmol/kg
250nmol/kg
250 SC
Pre Stress
0.5hr
Sampling Time After Stress

Cortisol levels of stressed, untreated mice are almost double that of PT00114 treated

Improved efficacy in intranasal delivery as compared to subcutaneous

Observed efficacy at low doses (average intranasal dose given is equivalent of 140 micrograms for a human) provides ample optionality in Target Product Profile, allowing for **optimal combination of dosing regimen and dosage form in a variety of complex psychiatric clinical settings**

TCAP's Novel Mechanism of Action Suggests its Central Role in Counterbalancing Stress Within the Brain's Stress Response Cascade

CRISPR-Based gene knockdown experiment confirms that PT00114 acts through Latrophilin receptors



Teneurin
Post-synaptic cell
α-dystroglycan
LEC
Neurexin
OLF
FLRT
β-dystroglycan
HBD
Latrophilin
TCAP
Pre-synaptic cell

TCAP interacts with Latrophilins via several proteins

Latrophilins are highly conserved G-protein coupled receptors; cell surface receptors that receive messages in many forms)



LPHN-1 gene
E4
E5U
E5D

The Latrophilin 1 (Lat-1) receptor was knocked down at conserved sites



ΔF/F (%)
20
15
10
5
0
-5
****
****
Vehicle (Locke's Buffer)
TCAP-1 (100 nM)
LPHN-1 E5U KO + TCAP-1
LPHN-1 E5D KO + TCAP-1
CTRL + TCAP-1

Results show that TCAP-associated Calcium response was reduced to that of the Vehicle, confirming TCAPs action via the Lat-1 receptor

Integrated Development Plan



Workstream / Activity
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22
Clinical Development
Phase I/IIa
IND Filing
FiH
Interim Data Readout
Final Data Readout
Subsequent Clinical Studies
CMC
Formulation Development
Initiation of Sublingual & Intranasal Dosage Form Development
PoC Complete
DP Ready for PhII+ Studies
Drug Substance & Product Dev
GMP DS & DP Complete
GMP Drug Product Stability Studies
R&D
Additional PT00114 Pharmacology Studies
13-week tox ; Chronic Stress model ; GCPR, ligand & channel screen
TCAP Platform Discovery Activities

Timeline is illustrative and subject to change